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                             [LOGO]priceline.com(R)

                               CIBC World Markets

                   Annual Gaming, Lodging & Leisure Conference
                   -------------------------------------------
                               February 26, 2002


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[LOGO]priceline.com(R)                                                [CLIP ART]
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PRICELINE.COM WOULD LIKE TO REMIND YOU THAT THIS PRESENTATION MAY CONTAIN
FORWARD LOOKING STATEMENTS, WHICH ARE MADE PURSUANT TO THE SAFE HARBOR
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT; THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED, IMPLIED OR FORECASTED IN ANY SUCH FORWARD-LOOKING STATEMENTS. EXPRESSIONS OF FUTURE GOALS AND SIMILAR EXPRESSIONS INCLUDING, WITHOUT LIMITATION, "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "DOES NOT CURRENTLY EXPECT," "PLANS," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL," "TARGETS," OR "CONTINUE," REFLECTING SOMETHING OTHER THAN HISTORICAL FACT ARE INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE PRICELINE.COM'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED
IN THE FORWARD-LOOKING STATEMENTS: ADVERSE CHANGES IN GENERAL MARKET CONDITIONS FOR LEISURE AND OTHER TRAVEL PRODUCTS AS THE RESULT OF RECENT TERRORIST EVENTS, HOSTILITIES OR OTHER SIMILAR OR RELATED EVENTS; ADVERSE CHANGES IN PRICELINE.COM'S RELATIONSHIPS WITH AIRLINES AND OTHER PRODUCT AND SERVICE PROVIDERS; SYSTEMS-RELATED FAILURES AND/OR SECURITY BREACHES; THE EFFECTS OF INCREASED COMPETITION; PRICELINE.COM'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS; LOSSES BY PRICELINE.COM AND ITS LICENSEES; ANY ADVERSE IMPACT FROM NEGATIVE PUBLICITY AND NEGATIVE CUSTOMER REACTION TO SUCH PUBLICITY; LEGAL AND REGULATORY RISKS AND THE ABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. FOR A DETAILED DISCUSSION OF THESE AND OTHER FACTORS THAT COULD CAUSE PRICELINE.COM'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, PLEASE REFER TO PRICELINE.COM'S MOST RECENT FORM 10-Q, FORM 10-K AND FORM 8-K FILINGS WITH THE SECURITIES AND EXCHANGE
COMMISSION. UNLESS REQUIRED BY LAW, PRICELINE.COM UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.


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[LOGO]priceline.com(R)                                                [CLIP ART]
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PRODUCTS

o     Travel

      --    Airline Tickets

      --    Hotel Rooms

      --    Rental Cars

      --    Vacations

      --    Cruises

o     Non - Travel

      --    Home Finance

      --    Telecom

      --    New Cars


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[LOGO]priceline.com(R)                                                [CLIP ART]
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HISTORICAL RESULTS: POST-IPO QUARTERLY PERFORMANCE

                              [BAR CHART OMITTED]


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[LOGO]priceline.com(R)                                                [CLIP ART]
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KEY STRENGTHS: BRAND

o     Powerful Brand Awareness: Top 5 Internet Brand

       [LOGO]America Online(R)                    [LOGO]amazon.com(R)

                             [LOGO]priceline.com(R)

          [LOGO]ebay(TM)                            [LOGO]YAHOO!

Source: Opinion Research


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[LOGO]priceline.com(R)                                                [CLIP ART]
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KEY STRENGTHS: CUSTOMER BASE

o     12.7 million unique customers (Q4)

o     Repeat offer rate grew from 55% in 4Q00 to 64% in 4Q01

o Over 900,000 new customers acquired on average per quarter over the last twelve months


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[LOGO]priceline.com(R)                                                [CLIP ART]
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KEY STRENGTHS: BUSINESS MODEL

o     Compelling Value Proposition

      -- Savings ranging 20-80% off published prices - the best prices and availability on the Net

                     CUSTOMER CHOOSES             PRICELINE CHOOSES
                     ----------------             -----------------

                     Itinerary date               Airline (majors only)
AIR                  Price                        Time of day (no redeye)
                                                  Circuity (1 connection only)
                     Itinerary date
HOTEL                Location by zone             Hotel property
                     Star level                          - upgrade
                     Price

                     Itinerary date               Rental car company
RENTAL CAR           Specific pick up location           - upgrade
                     Car type
                     Price

      --    Name Your Own Price model shields suppliers


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[LOGO]priceline.com(R)                                                [CLIP ART]
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KEY STRENGTHS: BUSINESS MODEL

o     Margin Structure

      --    Priceline earns higher margins than online or offline agents

      --    Margin structure protected by Name Your Own Price model

      -- Priceline model and allocation system protect airline retail pricing and provides incremental revenue/profits at competitive yields


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[LOGO]priceline.com(R)                                                [CLIP ART]
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KEY STRENGTHS: SUPPLIER NETWORK

o     Broadest supplier participation in all products

o     Priceline reflects meaningful scale to suppliers


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[LOGO]priceline.com(R)                                                [CLIP ART]
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KEY STRENGTHS: EFFICIENT COST STRUCTURE

o     Fixed costs run at $20 million / quarter, including $4 million of D&A

      --    Includes consolidation of Europe

o     16.5% + gross margin

o     Variable costs normally run at 5-6% of revenues

o     Efficient customer acquisition costs (Advertising Cost / New Customer)

      --    $8.65 Q4

o     $6.2 million of Proforma EBITDA in Q4

o     Favorable cash flows due to working capital cycle


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[LOGO]priceline.com(R)                                                [CLIP ART]
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NEW PRODUCTS

o     Name Your Own Price Vacations

o     Cruises

o     eBay


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[LOGO]priceline.com(R)                                                [CLIP ART]
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PRICELINE VACATIONS

"BUILD YOUR OWN VACATION, NAME YOUR OWN PRICE"

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PRICELINE.COM VACATIONS IS AN ATTRACTIVE PRODUCT EXTENSION OPPORTUNITY,
OFFERING:

Entry into the $1.4B online packaged vacation market

      -     Higher revenue/sale

      -     Higher margins

Operating leverage from priceline's core product

      -     Limited capital expenditure

      -     Built on strength of existing supplier relationships

Enhancement of priceline's key brand attributes

      -     Maintains/supports ownership of "Best Deal"

      -     Broadens brand appeal


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[LOGO]priceline.com(R)                                                [CLIP ART]
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PRICELINE HOME FINANCE

o     Priceline Mortgage: JV between Priceline (49%) / First Alliance Bank (51%)

      --    Best rates and closing costs available (guaranteed)

      --    Float down protection and loan-level pricing

      --    No tradeoffs

      --    Impressive growth with limited marketing support

      --    Contributed $517K in income in Q4

o Online mortgage penetration gaining consumer acceptance: 1% in 1999; 15% in 2003(1)

(1) Source: Morgan Stanley Research


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[LOGO]priceline.com(R)                                                [CLIP ART]
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MARKETING OPPORTUNITIES

o     Existing Customer Base

o     Online Marketing


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[LOGO]priceline.com(R)                                                [CLIP ART]
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PRICELINE OUTLOOK

o     MARKET OUTLOOK

      --    TRAVEL INDUSTRY

      --    ONLINE TRAVEL

o     BRAND

o     BUSINESS MODEL

o     SCALE AND EFFICIENCY

o     ABILITY TO MANAGE THROUGH CHANGE

o     OPPORTUNITIES

      --    VACATIONS / CRUISES

      --    EBAY

      --    ONLINE MARKETING



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                             [LOGO]priceline.com(R)


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